EXHIBIT 99.1

OCWEN FINANCIAL CORPORATION

3.25% Contingent Convertible Unsecured Senior Notes Due 2024

Dear Holder:	CUSIP: 675746AD3

As outlined in the attached Company Notice and further described in the Indenture governing the 3.25% Contingent Convertible Unsecured Senior Notes Due 2024 (the “Securities”) dated as of July 28, 2004 between Ocwen Financial Corporation (the “Company”) and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee (the “Indenture”; capitalized terms used herein, but not defined herein, shall have the meaning assigned to such term in the Indenture), you have the following rights for which the Company is providing you notice:

1.

you have the option to request the Company to repurchase, on August 3, 2009 (the “Repurchase Date”), all or any of your Securities at a purchase price equal to 100% of the principal amount of such Securities. If you request the Company to repurchase your Securities, you will have the right to withdraw your Repurchase Notice at any time prior to the close of business on the Repurchase Date;

2.

you may have the option to convert your Securities into shares of Common Stock of the Company pursuant to Section 10.01(b)(i) of the Indenture if the Company consummates the previously announced planned separation of most of the business operations currently known as Ocwen Solutions through a tax-free spin-off of an existing subsidiary of the Company, Altisource Portfolio Solutions S.A. (“Altisource”), which will become a separate, publicly-traded company (the “Separation”), as further summarized in Section 9 of the Company Notice and in the Company Form 8-K filed with the United States Securities and Exchange Commission on June 26, 2009; and

3.

you have the option to continue to hold your Securities. In the event that the Separation occurs, the conversion ratio with respect to any Securities outstanding after the Separation will be adjusted upward based on a ratio determined by the market price of the Company Common Stock and the market price of the Altisource Common Stock over a period of time following the date of the Separation, as described more fully in the final paragraph of Section 10.04(d) of the Indenture.

To have your Securities repurchased on the Repurchase Date, you must complete and sign the attached Repurchase Notice and deliver it, on or after July 6, 2009 and on or prior to the close of business on the Repurchase Date, to The Bank of New York Mellon Trust Company, N.A., as the Paying Agent (the “Paying Agent”) as indicated in the attached Company Notice. The attached Company Notice explains the terms of repurchase and the method by which you may exercise your option.

Yours sincerely,

David J. Gunter
Executive Vice President and Chief Financial Officer
Ocwen Financial Corporation

Dated: June 26, 2009

OCWEN FINANCIAL CORPORATION
NOTICE TO ALL HOLDERS OF
3.25% CONTINGENT CONVERTIBLE UNSECURED SENIOR NOTES DUE 2024

NOTICE IS HEREBY GIVEN THAT:

1.

Holders of 3.25% Contingent Convertible Unsecured Senior Notes Due 2024 bearing CUSIP number 675746AD3 (the “Securities”) have the option to request Ocwen Financial Corporation (the “Company”) to repurchase, on August 3, 2009 (the “Repurchase Date”), all or any of their Securities. Capitalized terms used and not otherwise defined herein have the meaning specified in the Indenture governing the Securities dated as of July 28, 2004 between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee (the “Indenture”).

2.

To have all or any of its Securities repurchased, a Holder must complete and sign the form of Repurchase Notice attached herewith and deliver it, on or after July 6, 2009 and on or prior to the close of business on the Repurchase Date, to The Bank of New York Mellon Trust Company, N.A., as Paying Agent (the “Paying Agent”) at the address specified below.

3.

Securities for which a valid Repurchase Notice is not delivered on or prior to the close of business on the Repurchase Date will not be repurchased by the Company and will remain outstanding in accordance with their terms.

4.

Securities that are repurchased will be repurchased at a purchase price in cash equal to 100% of the principal amount thereof. Since the Repurchase Date falls after an Interest Record Date and on or prior to the related Interest Payment Date, the Company will pay accrued and unpaid Interest on the Interest Payment Date to the record holder of the Securities on the Interest Record Date. The Conversion Rate as of the date hereof is 82.1693.

5.	The name and address of the Paying Agent is:

The Bank of New York Mellon Trust Company, N.A.
Corporate Trust Operations
Reorganization Unit
101 Barclay Street –7 East
New York, N.Y. 1028
Attention: Mr. Randolph Holder
Telephone: (212)-815-5098
Fax: (212)-298-1915

6.	The name and address of the Conversion Agent is:

The Bank of New York Mellon Trust Company, N.A.
10161 Centurion Parkway N.
Jacksonville, Florida 32256
Attention: Geraldine Creswell - Assistant Treasurer
Fax 904.645.1921

7.	Purchases of Securities hereunder shall be made, at the option of the Holder thereof, upon:

(i)

delivery to the Paying Agent by the Holder of the Repurchase Notice during the period beginning at any time from the opening of business on the date that is 20 Business Days prior to the Repurchase Date (July 6, 2009) until the close of business on the Repurchase Date stating: (A) if Certificated Securities have been issued, the certificate number of the Security which the Holder will deliver to be repurchased or, if Certificated Securities have not been issued for such Security, that an electronic request with respect to such Security will be made through the APUT system of the Depository Trust Company (“DTC”), (B) the portion of the principal amount of the Securities which the Holder will deliver to be repurchased, which portion must be in principal amounts of $1,000 or an integral multiple of $1,000, and (C) that such Securities shall be repurchased by the Company as of the Repurchase Date pursuant to the terms and conditions specified in Section 5 of the Securities and in the Indenture; and

(ii)

delivery of such Security (together with all necessary endorsements) to the Paying Agent at any time after delivery of the Repurchase Notice at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Repurchase Price therefor; provided, however, that such Repurchase Price shall be so paid only if the Security (together with all necessary endorsements) so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Repurchase Notice.

8.

Any Securities as to which a Repurchase Notice has been given may be converted into the common stock of the Company if they are otherwise convertible only in accordance with Article 10 of the Indenture and the terms of the Securities if the applicable Repurchase Notice has been withdrawn in accordance with the terms of the Indenture.

9.

As of the date of this Notice and to the Company’s knowledge, no conversion rights with respect to the Securities exist. As previously announced, however, the Company is pursuing a plan to separate most of the business operations currently known as Ocwen Solutions through a tax-free spin-off of an existing subsidiary of the Company, Altisource Portfolio Solutions S.A. (f/k/a Altisource Portfolio Solutions S.a.r.l.), which will become a separate, publicly-traded company (the “Separation”). The Company presently anticipates that in connection with the consummation of the Separation, the Securities will become convertible into shares of Common Stock of the Company pursuant to Section 10.01(b)(i) of the Indenture. If the Securities become convertible into shares of Common Stock in connection with the Separation, the Company will give notice of such conversion right to the holders of the Securities pursuant to the terms of the Indenture. The consummation of the Separation is subject to the approval of the board of directors of the Company and the satisfaction of certain conditions (including the effectiveness of the related registration statement with the SEC), and there is no assurance that the Separation will be consummated.

10.	Securities must be surrendered to the Paying Agent to collect payment.

11.

The Repurchase Price for any Securities as to which a Repurchase Notice has been given and not withdrawn will be paid promptly following the later of the Business Day immediately following the Repurchase Date (August 4, 2009) and the time of surrender of such Securities to the Paying Agent.

12.

Any Holder delivering to the Paying Agent the Repurchase Notice as contemplated above shall have the right to withdraw such Repurchase Notice at any time prior to the close of business on the Repurchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.09 of the Indenture. Section 3.09 of the Indenture provides that a Repurchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Repurchase Notice at any time prior to the close of business on the Repurchase Date specifying:

(i)

the certificate number of the Security in respect of which such notice of withdrawal is being submitted or, if Certificated Securities have not been issued for such Security, that an electronic request with respect to such Security will be made through the APUT system of the DTC,

(ii)	the principal amount of the Security with respect to which such notice of withdrawal is being submitted, and

(iii)	the principal amount, if any, of such Security which remains subject to the original Repurchase Notice and which has been or will be delivered for purchase by the Company.

13.

Unless the Company defaults in making payment on Securities for which a Repurchase Notice has been submitted, Interest or Liquidated Damages, if any, on such Securities will cease to accrue on and immediately after the Repurchase Date.

Dated: June 26, 2009

OCWEN FINANCIAL CORPORATION

Name: David J. Gunter
Title: Executive Vice President and Chief Financial Officer

OCWEN FINANCIAL CORPORATION

3.25% Contingent Convertible Unsecured Senior Notes Due 2024

To:

The Bank of New York Mellon Trust Company, N.A.
10161 Centurion Parkway N.
Jacksonville, Florida 32256
Geraldine Creswell - Assistant Treasurer
Fax 904.645.1921

This notice is being provided by [Name & Address] (“Holder”) of Ocwen Financial Corporation (the “Company”) 3.25% Contingent Convertible Unsecured Senior Notes Due 2024 (the “Securities”) bearing CUSIP number 675746AD3 to The Bank of New York Mellon Trust Company, N.A., as Paying Agent (the “Paying Agent”).

Reference is hereby made to the Ocwen Financial Corporation Company Notice delivered to the holders of the Securities on June 26, 2009 (the “Company Notice”). Pursuant to Section 3.07 of the Indenture governing the Securities dated as of July 28, 2004 between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee (the “Indenture”), Holder has elected to exercise its option to request Company to repurchase Securities pursuant to the terms of the Company Notice.

I agree to the terms and condition set forth in the attached notice.

Yours sincerely,

Name of Holder:

Dated: [________ __, 2009]

REPURCHASE NOTICE
TO OCWEN FINANCIAL CORPORATION
3.25% CONTINGENT CONVERTIBLE UNSECURED SENIOR
NOTES DUE 2024

HOLDER HEREBY GIVES NOTICE THAT:

1.

Holder of Ocwen Financial Corporation 3.25% Contingent Convertible Unsecured Senior Notes Due 2024 (the “Securities”) bearing CUSIP number 675746AD3 has elected to request Ocwen Financial Corporation (the “Company”) to repurchase its Securities in an aggregate principal amount specified below on August 3, 2009 (the “Repurchase Date”). Terms used and not defined herein have the meaning specified in the Indenture governing the Securities dated as of July 28, 2004 between the Company and The Bank of New York Mellon Trust Company N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee (the “Indenture”) or the Company Notice to which this Repurchase Notice was attached, as applicable.

2.

The portion of the principal amount of Securities which the Holder will deliver to be repurchased is $[ __________] (which portion must be in principal amounts of $1,000 or an integral multiple of $1,000).

3.	Such Securities shall be repurchased by the Company as of the Repurchase Date pursuant to the terms and conditions specified in Section 5 of the Securities and in the Indenture.

4.	Please check the appropriate option:

☐ Securities are held as Certificate Securities and the certificate number of the Securities which will be delivered by the Holder to Paying Agent for repurchase by the Company is [XXXXXX].

OR

☐ Securities have not been issued as Certificated Securities and Holder will make an electronic request for such Securities to be repurchased by the Company through the APUT system of the Depository Trust Company (“DTC”).

5.	All communication to Holder should be sent to:
[Name & Address of Holder]

Dated: [_________ __, 2009]

Name of Holder: